SCUDDER
                                                                     INVESTMENTS


Supplement to the currently effective Prospectuses for the following fund:

Scudder High Income Plus Fund

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The following information supplements the "Other Investments" section.

The fund may also invest up to 15% of its total assets to buy or sell protection on credit exposure.

The following information replaces similar disclosure in "The Main Risks of Investing in the Fund" section.

o derivatives could produce disproportionate losses due to a variety of factors, including the unwillingness or inability of the counterparty to meet its obligations or unexpected price or interest rate movements (see "Secondary risks" for more information)

The following information supplements the "Other Policies and Risks" section.


Secondary risks

Derivatives Risk. Although not one of its principal investment strategies, the fund may invest in certain types of derivatives. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency for which it is acting as a substitute; derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivatives transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses that it could have if it had not entered into these transactions. There is no guarantee that these derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the fund.


               Please Retain This Supplement for Future Reference


April 2, 2004